INVESTOR PRESENTATION

Roth Capital Partners
20th OC Investor Growth Stock Conference
February, 2008



China Water & Drinks, Inc.
Stock Symbol: CWDK.OB

Safe Harbor Statement

Statements in this presentation may be "forward-looking statements" within the meaning of federal securities laws. You can identify these forward-looking statements by terminology such as “will”, “expects”, “anticipates”, “estimates”, “plans”, “future”, “intends”, “believes” and similar statements. The matters discussed herein that are forward-looking statements are based on current management expectations that involve risks and uncertainties that may result in such expectations not being realized. Forward-looking statements involve risks and uncertainties that may cause actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition expressed or implied in any forward-looking statements. Such factors include, but are not limited to the company's ability to complete product orders, coordinate product design with its customers, ability to expand and grow its distribution channels, political and economic factors in the People's Republic of China, the Company's ability to find attractive acquisition candidates, dependence on a limited number of larger customers and other factors detailed in the Company’s filings with the Securities and Exchange Commission. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous potential risks and uncertainties. Forward-looking statements made during this presentation speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation.

Because forward-looking statements are subject to risks and uncertainties, we caution you not to place undue reliance on any forward-looking statements. All written or oral forward-looking statements by the Company or persons acting on its behalf are qualified by these cautionary statements.

We undertake no obligation to publicly update or revise any forward-looking statements or other information or data contained in this presentation, whether to reflect any change in our expectations with respect to such statements or any change in events, conditions or circumstances on which any such statements are based or otherwise.

China Water and Drinks, Inc.

China Water and Drinks, Inc. is a rapidly growing manufacturer of bottled water in the People's Republic of China

- Major supplier of bottled water to Coca-Cola® in China
- Six largest water bottler plants in China
  - 825M small bottles / 12M carboys in 2007
- Certified facilities deliver world class bottled water
- Well established distribution channels
- Headquartered in Shenzhen City, Guangdong Province







Investment Highlights



- Rapid revenue and profitability growth
- Strong domestic growth opportunities leveraging OEM relationships
- Building leading brands for bottled water in China
- Rapidly expanding production capacity to build national company
- Core competencies used to expand facilities and drive efficiencies
  - OEM contracts
  - Strong distribution network
  - Advanced automation and standardization of production lines
- Fragmented market creates acquisition opportunities



$27.7
$35.7
$57.5
$26.4
$37.2
2005
2006
2007E
9 Mons. of 2006
9 Mons. of 2007

Revenue ($ million)



$7.0
$8.8
$19.0
$8.0
$11.4
2005
2006
2007E
9 Mons. of 2006
9 Mons. of 2007

Net Profit ($ million)

Key Corporate Milestones

2008
- Completed $50 million convertible note financing

2007
- Applied for listing on AMEX in Oct 2007
- Building new production plants in Changchun and Guangzhou
- Acquired 100% of Nanning Taoda Drink Co Ltd
- Acquired 67% of Shenyang Aixin Company Limited
- Acquired 48% of Hutton Holdings Corporation

2006
- Darcunk sold by more than 3,600 distributors and retailers in 11 provinces

2005
- Darcunk sold in more than 6 provinces
- 4th plant in Changchun city began production

2003
- 3rd plant in Guangzhou city began production
- 2nd plant in Feixian city, Shandong began production

1997
- Launched own brand "Darcunk"

1996
- 1st plant commenced production in Zhanjiang city
- Started producing bottled water for Coca-Cola

Equity Snapshot

• **Listed on the OTCBB**	**CWDK**
• **Price on 2/12/08**	**$14.80**
• **Revenue** (full year of 2006)	**$35.7 M**
• **Net Income** (full year of 2006)	**$8.8 M**
• **Revenue** (nine months of 2007)	**$37.2 M**
• **Net Income** (nine months of 2007)	**$11.4 M**
• **Gross Profit Margin** (nine months of 2007)	**34.5%**
• **Net Profit Margin** (nine months of 2007)	**30.7%**
• **Shares Outstanding** (as of 09/30/07) [1]	**98.3 M**

[1] Assumes issuance of all shares for the acquisition of Nanning

Completed $50 Million Financing

- Acquire additional bottled water production plants
  - Fragmented market with over 250 bottled water producers in China
  - Significant opportunity to consolidate additional plants
- Build new plants and expand production lines at existing plants
- Automate and standardize production lines for all new and acquired plants
- Implement robust ERP system for all plants
- Expand product line

Poor Quality Drinking Water

- Poor water quality is driving strong demand for clean drinking water
  - More than 300 million rural residents lack access to clean drinking water[1]



- Tap water quality is generally unsuitable
  - Tap water in half of China's major cities is polluted with industrial chemicals and fertilizers[2]
  - Industrial wastewater treatment has not been completely established
- Bottled water has overtaken carbonated soft drinks and is growing faster[3]

[1] Government report themed "China's Environment in 2006: Changes and Struggles."
[2] Report issued on July 17, 2007 by China's State Environmental Protection Administration.
[3] Euromonitor International, "Bottled Water in China", July 2007

Increasing Domestic Demand

Production for bottled water expected to grow to $5.2 billion by 2011 compared to $3.4 billion in 2006 for a 9% CAGR.

Rapid Growth of Total Production of Bottled Water in China


($ millions)
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
2001
2002
2003
2004
2005
2006
2007E
2008E
2009E
2010E
2011E

Source: Euromonitor International, "Bottled Water in China", July 2007



Demand driven by

- Growing need for "safe" drinking water
- Increase in living standards
- Middle class expected to be greater than 300 million by 2011[1]
- Uneven distribution of water resources

[1] *The McKinsey Quarterly, The value of China's emerging middle class, 2006*

Underdeveloped Market

Even with recent strong growth rates, bottled water consumption in China has significant room to grow.


Bottled Water Consumption - Liters Per Capita in Leading Countries
(2005)
191.2
179.0
146.5
98.8
61.6
25.4
33.0
9.5
Italy
Mexico
Spain
United States
Brazil
Global Average
Global Average (2008 E)
China

Source: Beverage Marketing Corporation

Our Products

- Two main product lines:
  - Bottled Water (200ml – 1500ml)
  - Carboy Size Bottled Water (18.9 Liters / 5 Gallons)



Health
H₂O



2006 Sales Breakdowns
87%
13%
Bottled Water
Carboy Size

Automating the Production Process

PET Raw Material → Injection Molding → Hot-filling Preform



→ Automatic Blowing Machine → PET Bottles → Label Stamping & Shrinking → Branded Bottles → Sterilization → Clean Bottles





Municipal Water →



Clarification
Pre-filtration
Final-filtration
UV radiation
Sterilization

→ Purified Water →

Special Treatment Per Client's Request

Add Oxygen
Water Softening
Add Mineral

→ Filling



→ Quality Test →



World Standard Bottled Water

- World class 5-stage filtration and purification process
- Plants are independently audited for
  - Quality control
  - Compliance in procedures
  - Standards
  - Hygiene
- Meets government hygiene standards
- Meets Coca-Cola's® high standards


CHTC
食品安全管理体系认证证书
CHTC
CERTIFICATE OF HACCP MANAGEMENT SYSTEM CERTIFICATION
CHANGCHUN TAODA DRINK CO.,LTD

Strong OEM Relationships

- Produce bottled water for other beverage companies (OEM)
  - Major supplier to Coca-Cola® in China
  - Uni-President® (Taiwan)
  - JianLiBao® (China)





- Produce bottled water for corporations (private label)
  - Provide total solution, including bottle design, production, packaging and delivery
  - Sands, Macau Casino

Established Branded Products

- Produce bottled water under own brand name of "Darcunk"
- Branded product represents 70.5% of revenue
- Building established brands through acquisitions
- Expanding opportunities include:
  - Super oxygenated water
  - Vitamin-enriched water



2006 Revenue Breakdown
2.0%
27.5%
70.5%
Darcunk
OEM
Private label





O2

Marketing & Distribution Strategy

OEM & Private Label Strategy

- Growing with Coca-Cola®
  - Major supplier of bottled water to Coca-Cola®
  - Coca-Cola® is a 2008 Olympic sponsor
  - Quickly expanding penetration before Olympics



Marketing of Own Brand Products – Darcunk

- Excellent quality and design
- Leverage relationship with Coca-Cola® as producer of high quality water
- Reasonable price
- Currently over 3,600 distributors and retailers in 11 provinces
- Exclusive supplier to the 5th China Changchun International Automobile Exposition and other public events
- Future marketing campaigns planned with capacity expansion

Rapidly Expanding Capacity

- Acquired bottled water companies in 2007
  - 100% Nanning Taoda Drink Co. Ltd.
  - 67% Shenyang Aixin Company Ltd.
- Acquired 48% of Hutton Holdings
  - Leading supplier of PET injection molding machinery and PET bottle blowing equipment in the PRC
  - Secures access to advanced bottling equipment
- For existing plants –
  - Automating all production lines to further increase efficiency
  - Adding additional production lines to increase capacity
- Aggressive acquisition plan of additional bottled water companies
  - Over 250 bottled water producers in China

Current Processing Plants



Changchun
Shenyang
Feixian
Nanning
Qingyuan - Guozhu
Guangzhou
Zhanjiang

Current Capacity

Location	Annual Capacity – Small Bottles	Annual Capacity – Carboy Bottles
Guangzhou	178.5 million	3.4 million
Feixian	178.5 million	2.7 million
Changchun	178.5 million	4.1 million
Zhanjiang	178.5 million	3.4 million
Nanning	178.5 million	3.4 million
Shenyang	80.0 million	1.5 million
Total	972.5 million bottles 534.9 million liters	18.5 million bottles 349.7 million liters

Planned Capacity Expansion

Location[1]	Comes Online	Annual Capacity – Small Bottles	Annual Capacity – Carboy Bottles	Cap Ex
Changchun	Q2 2008	178.5 million	3.4 million	$6 million
Guangzhou	Q1 2008	178.5 million	3.4 million	$6 million
Total Added		357 million	6.8 million	$12 million

[1] New Plants Under Construction

Experienced Management Team

Mr. Hongbin Xu, Founder, President and Director

- Key member in establishing the original four plants
- More than 10 years of experience in the bottled water industry
- Graduated from the Water Resource Institute of QingHai Province

Mr. Chen Xing Hua, CEO and Director

- Over 20 years of experience in manufacturing and factory operation management
- Most recently a director of China Security & Surveillance Technology
- Graduated from Jiangxi Technical Institute, majored in Industry and Civil Building Industry

Mr. Wending Hu, Interim Chief Financial Officer

- Served as Financial Director of four of China Water & Drinks subsidiary companies since June 2005
- Over 28 years of experience in financial management and accounting
- Bachelor's degree in business administration

Mr. K.S. Chung, VP Investor Relations

- Over 15 years of accounting and finance experience, mainly in Fortune 500 companies
- AICPA and HKICPA
- BSc in Economics & Accounting from the University of Ulster, UK & Executive MBA from the Chinese University of Hong Kong

Financial Highlights

Income Statement Highlights

	For the Year Ended December 31 2005	2006	9 Months Ended September 30, 2007 (Unaudited)
Revenue ($ thousands)	$27,680	$35,700	$37,235
Gross Margin	29.0%	32.6%	34.5%
Total Operating Expenses	3.8%	8.9%	4.3%
Operating Margin	25.2%	23.9%	30.2%
Net income	$6,969	$8,815	$11,421
Net Profit Margin	25.2%	24.7%	30.7%

Rapid Revenue Growth



4 year CAGR 56%
$28
$36
$58
$105
$165
2005
2006
2007E
2008E
2009E

$ millions

Estimated figures are based on management's projections. 2008E and 2009E do not include any potential acquisitions.

Improving Profitability



4 year CAGR 57%
$7.0
$8.8
$19.0
$30.6
$42.7
$.19[1]
$.31
$.43
2005
2006
2007E
2008E
2009E
EPS

$ millions

[1] Based on diluted 98.3 million shares outstanding as of 9/30/07
Estimated figures are based on management's projections. 2008E and 2009E do not include any potential acquisitions.

Balance Sheet Highlights

	For the Year Ended December 31 2005	2006	Sept 30 2007 (Unaudited)
($ in thousands)			
Cash	$1,371	$1,836	$27,803
Current Assets	12,876	18,386	57,006
Total Assets	17,126	26,062	96,381
Current Liabilities	6,797	16,791	25,402
Total Liabilities	6,989	16,954	25,542
Total Debt	219	191	217
Total Stockholder's Equity	10,138	9,108	70,301

Investment Summary

Our experience, technology, and strong customer relationships position us to capitalize on the rapidly growing and fragmented bottled water industry in China.

- **Only US-listed pure play in China's bottled water industry**
- **Attractive industry dynamics support aggressive growth opportunities**
- **Well defined strategy for growth**
- **Industry leading financial performance**
- **Experienced management team with vision and knowledge to execute**

Contact

China Water and Drinks, Inc.

K.S. Chung, VP of Investor Relations

Unit 607, 6/F., Concordia Plaza

1 Science Museum Road, TST East

Hong Kong

Office: (852) 2620 6518

Cell: (852) 96639629

kschung@cwdkinc.com

CCG Elite Investor Relations

Crocker Coulson, President

1325 Avenue of the Americas,

Suite 2800

New York, NY 10019

Tel: 1 (212) 245-1010

Crocker.Coulson@ccgir.com